3. SUMMARY OF MATERIAL ACCOUNTING POLICY INFORMATION: (h) Private placement unit offerings (Policies)	12 Months Ended
Jan. 31, 2026
Policies
(h) Private placement unit offerings

(h)Private placement unit offerings

The Company engages in equity financing transactions to obtain the funds necessary to continue operations.  These equity financing transactions involve issuance of common shares or units (“Units”).  A Unit comprises a specific number of common shares and a specific number of share purchase warrants (“Warrants”) at a set price.  The Warrants are exercisable into additional common shares prior to expiry at a price and on the terms and conditions stipulated by the Financing Agreement.

Warrants that are part of Units are valued using residual value method which involves comparing the selling price of the Units to the Company’s share price on the announcement date of the financing.  The market value is then applied to the common share purchase (“Share Capital”), and any residual amount is assigned to the Warrants (“Warrant Reserve”).

Warrants that are issued as payments for agency fees or other transaction costs are accounted for as share-based payments and are recognized in equity.

Under IAS 32, these warrants are an equity instrument as they are not issued in exchange for goods or services and are exercisable for a fixed amount of cash, denominated in the functional currency.  Warrants classified as equity instruments are not subsequently re-measured for changes in fair value.

If a Warrant holder exercises the option to convert the Warrants into common shares, the accounting for the exercise will include the transfer of the Warrant Reserve value to the Share Capital account.  The accounting for unexercised Warrants will transfer the Warrant Reserve value to the Contributed Surplus account at the date the Warrants expire unexercised.